APPENDIX E

                                 BURNUP & SIMS INC.
                               1994 STOCK OPTION PLAN
                             FOR NON-EMPLOYEE DIRECTORS

        1. Purpose of the Plan. The purpose of the Burnup & Sims Inc. 1994 Stock Option Plan for Non-Employee Directors (the "Plan") is to aid Burnup & Sims Inc. (the "Company") in securing for the Company and its stockholders the benefits of experienced and highly qualified persons who are not and have never been employees of the Company or any of its subsidiaries to become and remain members of the Board of Directors (the "Board") of the Company and to provide to such persons the benefits of the incentive inherent in increased common stock ownership.

        2. Stock Subject to Plan. The stock which may be issued and sold under the Plan shall be the Common Stock (par value $0.10 per share) of the Company, of a total number not exceeding 400,000 shares, subject to adjustment as provided in Section 8. The stock to be issued may be either authorized and unissued shares or issued shares acquired by the Company or its subsidiaries. Each stock option granted pursuant to the Plan is referred to herein as an "Option." In the event that Options granted under the Plan shall terminate or expire without being exercised in whole or in part, new Options may be granted covering the shares not purchased under such lapsed Options.

        3. Eligibility. Each member of the Board shall be eligible to receive Options in accordance with the terms of the Plan, provided he or she, as of the date of a granting of an Option, was either (i) elected to the Board by stockholders of the Company at any Meeting of Stockholders of the Company held at any time after the day on which the Plan is approved by the stockholders of the Company, or (ii) appointed to the Board by the Board, at any time after the Plan is approved by the stockholders of the Company, to fill a vacancy on the Board, however occurring, whether by the death, resignation or removal of any director, any increase in the number of directors comprising the Board, or otherwise, provided, further, that such member (I) is not and has not been an employee of the Company or any of its subsidiaries, and (II) is otherwise not eligible for selection to participate in any plan of the Company or any of its subsidiaries that entitles the participant therein to acquire securities or derivative securities of the

   Company (an "Eligible Director"). Each member of the Board who receives an Option hereunder is referred to herein as an "Optionee."

        4. Option Grants. (a) Subject to the maximum number of shares which may be purchased pursuant to the exercise of Options, as set forth in Section 2 (as such number may be adjusted pursuant to the provisions of Section 8), and to the approval of the Plan by the stockholders of the Company, each Eligible Director shall, without further action by the Board, be granted as of the close of business on (i) the day after the day the Plan is approved by the stockhodlers of the Company, and (ii) the day after each Annual Meeting of Stockholders of the Company held thereafter, an Option to purchase, in the manner and subject to the terms and conditions herein provided and to the extent such number of shares remain available for such purpose hereunder, 15,000 shares of the Common Stock of the Company. In the event that the number of shares available for grants under the Plan is insufficient to make all grants hereby specified on the applicable date, then all those who become entitled to a grant on such date shall share ratably in the number of shares then available for grant under the Plan.

             (b) It is understood that the Board may, at any time and from time to time after the granting of an Option hereunder, specify such additional terms, conditions and restrictions with respect to such Option as may be deemed necessary or appropriate to ensure compliance with any and all applicable laws, including, but not limited to, terms, restrictions and conditions for compliance with federal and state securities laws and methods of withholding or providing for the payment of required taxes.

        5. General Terms and Conditions of Options. Each Option granted under the Plan shall be evidenced by an agreement in such form as the Board shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions:

             (a) The Option exercise price shall be the fair market value of the Common Stock on the date the Option is granted, which shall be the mean between the bid and asked prices at which the Common Stock is quoted in the over-the-counter market on the date on which the option is granted as reported by NASDAQ or any successor thereto. If no such



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        quotations are available on  such date, the  most recent date, within  a reasonable time, upon which such quotations are available shall be used. If at any time Common Stock shall be listed on a national securities exchange, the mean between the highest and lowest prices at which the Common Stock is traded on such exchange on such date shall be used. If there is no sale of the Common Stock on such exchange on the date the Option is granted, the mean between the bid and asked prices on such exchange at the close of the market on such date shall be deemed to be the fair market value of the Common Stock.

             (b) Each Option granted pursuant to the Plan shall be evidenced by an Option Agreement. The Option Agreement shall not be a precondition to the granting of Options; however, no person shall have any rights under any Option granted under the Plan unless and until the Optionee to whom such Option shall have been granted shall have executed and delivered to the Company an Option Agreement. A fully executed original of the Option Agreement shall be provided to both the Company and the Optionee.

             (c) All Options shall be nonstatutory stock options not intended to qualify as stock options entitled to special tax treatment under
        Section  422 of  the  Internal Revenue  Code  of 1986,  as amended  (the
        "Code").

             (d) Options shall not be transferable by the Optionee otherwise than by will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by him.

             (e) Each Option shall be subject to the following restrictions on exercise:

                  (i) The Option is not immediately exercisable. Except in the event of the Optionee's death, an Option shall not be exercisable, in whole or in part, prior to the expiration of one (1) year from the date of grant or after the expiration of ten years from the date the Option was granted. In no event may an Option be exercised prior to the expiration of six (6) months from the date of grant. To the extent that an Option is not exercised within the



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             ten-year period of exercisability,  it shall expire as to  the then unexercised part.

                 (ii) Subject to Sections 5(e)(i) and 6 and 7, one-third of the total number of shares of Common Stock covered by the Option (as such number may be adjusted pursuant to the provisions of
             Section 8) shall become exercisable on the first anniversary date of the grant of the Option, and an additional one-third of said initial total number of shares shall become cumulatively exercisable on each of the two succeeding anniversary dates of the grant date.

                (iii) An Option shall not be exercisable with respect to a fractional share or with respect to the lesser of fifty (50) shares or the full number of shares then subject to the Option.

                 (iv) Except as provided in Section 6, an Option shall not be exercisable in whole or in part unless the Optionee, at the time the Optionee exercises the Option, is, and has been at all times since the date of grant of the Option, a director of the Company.

                  (v) An Option may only be exercised by delivery of written notice of the exercise to the Company specifying the number of shares to be purchased and by making payment in full for the shares of Common Stock being acquired thereunder at the time of exercise (including applicable withholding taxes, if any); unless the Option Agreement shall otherwise provide, such payment shall be made

                       (A)  in United States dollars by check or bank draft, or

                       (B) by tendering to the Company Common Stock shares already owned by the person exercising the Option, which may include shares received as the result of a prior exercise of the Option, and having a fair market value equal to the cash exercise price applicable to such Option, such fair market value to be the mean between the bid and asked prices at which the Common Stock is quoted in the over-the-counter market on the date on which the Option is exercised as reported by



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
                  NASDAQ or any successor thereto. If no such quotations are available on such date, the most recent date, within a reasonable time, upon which such quotations are available shall be used. If at any time Common Stock shall be listed on a national securities exchange, the mean between the highest and lowest prices at which the Common Stock is traded on such exchange on such date shall be used. If there is no sale of the Common Stock on such exchange on the date the Option is granted, the mean between the bid and asked prices on such exchange at the close of the market on such date shall be deemed to be the fair market value of the Common Stock.

                       (C) by a combination of United States dollars and Common Stock shares as aforesaid, or

                       (D) in accordance with a cashless exercise program under which, if so instructed by the Optionee, shares of Common Sock may be issued directly to the Optionee's broker or dealer upon receipt of the purchase price in cash from the broker or dealer.

                 (vi) If at any time the Board shall determine, in its discretion, that the listing, registration or qualification of shares upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares hereunder, such Option may not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board in the exercise of its reasonable judgment.

        6. Termination of Service. An Option shall terminate upon the termination, for any reason, of the Optionee's directorship with the Company, and no shares may thereafter be purchased under such Option except as follows:




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
             (a) Upon retirement as a director of the Company after at least six years of service, each unexpired Option held by the Optionee shall, to the extent otherwise exercisable on such date, remain exercisable, in whole or in part, for a period of three (3) years following such retirement.

             (b) Upon termination of service as a director of the Company by reason of death or disability, each unexpired Option held by the Optionee, or in the case of death, the Optionee's executors, administrators, heirs or distributors, as the case may be, shall become immediately exercisable and shall remain exercisable, in whole or in part, for a period of three (3) years after such termination. Disability shall mean an inability as determined by the Board to perform duties and services as a director of the Company by reason of a medically determinable physical or mental impairment, supported by medical evidence, which can be expected to last for a continuous period of not less than six (6) months.

             In the event any Option is exercised by the executors, administrators, heirs or distributees of the estate of a deceased Optionee, the Company shall be under no obligation to issue Common Stock thereunder unless and until the Company is satisfied that the person or persons exercising the Option are the duly appointed legal representative of the deceased Optionee's estate or the proper legatees or distributees thereof.

             In no event, however, may an Option be exercised (i) prior to the expiration of six (6) months from the date of grant, or (ii) after ten (10) years from the date it was granted.

        7. Change in Control. (a) Notwithstanding other provisions of the Plan, but subject to Section 6 and 7(c), in the event of a change in control of the Company, (i) all of the Optionee's then outstanding Options shall immediately become exercisable, and (ii) each Optionee shall have the right within one (1) year after such event to exercise the Option in full notwithstanding any limitation or restriction in any Option Agreement or in the Plan.





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
             (b) For purposes of this Section 7, a "change in control" shall be deemed to have occurred if at any time on or after March 15, 1994:

                  (1)  there shall be consummated

                       (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which any shares of Common Stock are to be converted into cash, securities or other property, provided that the consolidation or merger is not with a corporation which was a wholly-owned subsidiary of the Company immediately before the consolidation or merger; or

                       (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; or

                  (2) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; or

                  (3) any "person," including a "group" as determined in accordance with Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of 33% or more of the combined voting power of the Company's then outstanding Common Stock, provided that such person, immediately before it becomes such 33% or more beneficial owner, is not (i) a wholly-owned subsidiary of the Company or (ii) an individual, or a spouse or a child of such individual, that on March 1, 1994, owned greater than 20% of the combined voting power of such Common Stock, or (iii) a trust, foundation or other entity controlled by an individual or individuals described in
                  Section 7(b)(3)(ii); or

                  (4) individuals who constitute the Board on March 1, 1994 (the "Incumbent Board") cease for any reason to constitute at



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
                  least a majority thereof, provided that any person becoming a director subsequent to March 1, 1994, whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least three quarters of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be, for purposes of this clause (4), considered as though such person were a member of the Incumbent Board.

             (c) In no event, however, may any Option be exercised (i) prior to the expiration of six (6) months from the date of grant, or (ii) after ten (10) years from the date it was granted.

        8. Adjustment in the Event of Change in Stock. In the event of changes in the outstanding Common Stock of the Company by reason of stock dividends, reverse split, subdivision, recapitalizations, mergers, consolidations (whether or not the Company is a surviving corporation), split-ups, combinations or exchanges of shares, reorganization or liquidation, an extraordinary dividend payable in cash or property, and the like, the aggregate number and class of shares available under the Plan, and the number, class and the price of shares of Common Stock subject to outstanding Options shall be appropriately adjusted by the Board, whose determination shall be conclusive.

        9. Administration. The Plan shall be administered by the Board. The Board shall have all the powers vested in it by the terms of the Plan, such powers to include authority (within the limitations described herein) to prescribe the form of all Option Agreements. The Board shall, subject to the provisions of the Plan, grant Options under the Plan and shall have the power to construe the Plan, to determine all questions arising thereunder and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. Any decision of the Board in the administration of the Plan, as described herein, shall be final and conclusive. The Board may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number or the secretary or any




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
   other officer of the Company to execute and deliver documents on behalf of the Board.

        10. Miscellaneous Provisions. (a) Except as expressly provided for in the Plan, no director or other person shall have any claim or right to be granted an Option under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any Eligible Director any right to be retained in the service of the Company as a director or otherwise.

             (b) An Optionee's rights and interest under the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise (except in the event of an Optionee's death, by will or the laws of descent and distribution), including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner, and no such right or interest of any participant in the Plan shall be subject to any obligation or liability of such participant.

             (c) It shall be a condition to the obligation of the Company to issue shares of Common Stock upon exercise of an Option that the Optionee (or any beneficiary or person entitled to act) pay to the Company, upon its demand, such amount, in cash and/or Common Stock, as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes; provided, however, that such withholding obligation may be met by the withholding of Common Stock otherwise deliverable to the Optionee in accordance with such procedures as may be adopted by the Board. If the amount requested is not paid, the Company may refuse to issue Common Stock shares.

             (d)  The expenses of the Plan shall be borne by the Company.

             (e) The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of shares upon exercise of any Option under the Plan and issuance of shares upon exercise of Options shall be subordinate to the claims of the Company's general creditors. Proceeds from the sale of shares pursuant to Options however shall constitute general funds of the Company.

             (f) By accepting any Option or other benefit under the Plan, each Optionee and each person claiming under or through such person shall be conclusively deemed to have indicated his acceptance and ratification, and consent to, any action taken under the Plan by the Company or the Board.

             (g) An Optionee shall have no voting rights or other rights of stockholders with respect to shares which are subject to an Option, nor shall cash dividends accrue or be payable with respect to any such shares.

             (h) The Plan shall be governed by and construed in accordance with the laws of the State of Delaware.

             (i) No fractional shares shall be issued upon the exercise of an Option. If a fractional share shall become subject to an Option by reason of a stock dividend or otherwise, the Optionee shall not be entitled to exercise the Option with respect to such fractional share.

             (j) It is the intent of the Company that this Plan and Options hereunder satisfy, and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3 of the Exchange Act, so that Optionees will be entitled to the benefits of Rule 16b-3, or other exemptive rules under Section 16 of the Exchange Act, and will not be subjected to avoidable liability thereunder. If any provision of this Plan or of any Option award would otherwise frustrate or conflict with the intent expressed in this Section 10j, that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, such provisions shall be deemed void.

        11. Amendment or Discontinuance. The Plan may be amended at any time and from time to time by the Board as the Board shall deem advisable including, but not limited to amendments necessary to qualify for any exemption or to comply with applicable law or regulations, provided, however,



                                        -10-
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   that except  as  provided in  Section 8  above, the  Board  may not,  without further approval by the shareholders of the Company, increase the maximum number of shares of Common Stock as to which Options may be granted under the Plan, increase the number of shares subject to an Option, reduce the Option exercise price described in Section 5(a), extend the period during which Options may be granted or exercised under the Plan or change the class of persons eligible to receive Options under the Plan; it being the intent to include in this proviso any amendment that would have the effect of materially increasing the benefits accruing to Optionees under the Plan, and provided, further, that the Plan provisions affecting the amount of Common Stock to be awarded Eligible Directors, the timing of those awards or the determination of those eligible to receive such awards may not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Security Act of 1974, as amended, or the rules
   thereunder.    Notwithstanding  the  proviso  to  the  immediately  preceding sentence, to the extent that, in the opinion of counsel to the Company, stockholder approval of an amendment to the Plan is not required under the Exchange Act (including the rules and regulations promulgated thereunder), in order for the Options under the Plan to continue to be exempt from the operation of Section 16(b) of the Exchange Act, such amendment may be made by
   the  Board  acting alone.   No  amendment of  the  Plan shall  materially and
   adversely affect any right of any Optionee with respect to any Option theretofore granted without such Optionee's written consent.

        12. Limits of Liability. (a) Any liability of the Company or a subsidiary to any participant with respect to an Option award shall be based solely upon contractual obligations created by the Plan and the Option Agreement.

             (b) Neither the Company nor a subsidiary, nor any member of the Board, nor any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability to any party for any action taken or not taken in connection with the Plan, except as may expressly be provided by statute.

        13. Termination. This Plan shall terminate upon the earlier of the following dates or events to occur:



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             (a)  upon the adoption of a resolution of the Board terminating the
        Plan; or

             (b) ten years from the date of adoption of the Plan by the Board of Directors.

   No such termination of this Plan shall affect the rights of any Optionee hereunder and all Options previously granted hereunder shall continue in force and in operation after termination of the Plan, except as they may be otherwise terminated in accordance with the terms of the Plan.































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